UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
November 3, 2016

CIFC LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-37674 (CIFC LLC)	36-4814372
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Park Avenue, 4th Floor
New York, New York	10177
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(212) 624-1200

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On November 3, 2016, CIFC LLC (the “Company”) issued a press release announcing its results of operations for the third quarter ended September 30, 2016.  A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section.  Furthermore, the information in Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

99.1     Press release, dated November 3, 2016 furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIFC LLC

Date:	November 3, 2016	By: /s/ RAHUL N. AGARWAL
Name: Rahul N. Agarwal
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description

99.1	Press Release dated	November 3, 2016